EQUITY ANALYSTS INC.
                         REGISTERED INVESTMENT ADVISORS





                            ANALYSTS INVESTMENT TRUST

                               SEMI-ANNUAL REPORT

                                January 31, 2002



                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                         ANALYSTS AGGRESSIVE GROWTH FUND

                            ANALYSTS INVESTMENT TRUST
                                  ANNUAL REPORT
                               ANALYSTS STOCK FUND
                           ANALYSTS FIXED INCOME FUND
                         ANALYSTS AGGRESSIVE GROWTH FUND



                                    CONTENTS

                                                                        PAGE
                                                                        ----
Message from the Fund President/Portfolio Manager                         1


Performance Summary                                                       3


Statements of Assets and Liabilities                                      6


Analysts Stock Fund Schedule of Investments in Securities                 7


Analysts Fixed Income Fund Schedule of Investments in Securities         10


Analysts internet.fund Schedule of Investments in Securities             13


Statements of Operations                                                 15


Statements of Changes in Net Assets                                      16


Financial Highlights                                                     17


Notes to Financial Statements                                            19


Trustees and Officers                                                    22

              MESSAGE FROM THE FUND PRESIDENT AND PORTFOLIO MANAGER
              -----------------------------------------------------

ECONOMIC OUTLOOK
----------------

The year 2001 was a unique year marked by a decline in economic activity that bordered on recession; a terrorist attack on American soil that took both the Standard and Poor's 500 Index and the NASDAQ Index to three-year lows; un unprecedented lowering of interest rates by the Federal Reserve Board to its lowest level since 1961. However, there is mounting economic evidence that the economic slowdown in 2001 was milder than expected -- as evidenced by the revised GDP numbers indicating that instead of a decrease in economic activity, the economy actually GREW by 1.4%. In addition, it would appear that the worst is over and from here forward, we can expect the economy to recover for the rest of 2002. The economic recovery should bode well for stocks, particularly for those companies and sectors of the market that typically benefit in the early stages of increased economic activity and consumer spending.

Beginning October 1, 2001, investment management responsibility for all three Analyst Funds; Analyst Stock Fund, Analyst Fixed Income Fund and Analyst Aggressive Stock Fund was given to O'Sullivan Sims & Hogan, Inc. We take a long-term approach to investing, analyzing economic trends and identifying significant themes. This top down approach blended with a disciplined stock and bond selection process has been the hallmark of our company. The individual stock selection process focuses on companies that are market leaders, have strong long-term growth potential, a superior management record and global reach. A stock valuation method known as "growth at a reasonable price" is employed which ranks growth stocks on a valuation basis against their peers. Stocks are sold if and when erosion of fundamentals occurs. We also feel it is important to achieve diversification across the broad spectrum of sectors of the market, emphasizing those sectors that will out-perform the general market in the coming year.

The fixed income approach is also top down and focuses on the direction and magnitude of interest rate movements. Through the careful analysis of the various fixed income sectors, investment grade corporate bonds, U.S. Treasury, agency and convertible bonds with favorable risk/return characteristics are identified. High quality bonds are purchased in maturity ranges that compliment the overall portfolio duration, adding diversity and minimizing re-investment rate risk.

ANALYSTS STOCK FUND
-------------------

The total return of the Stock Fund from August 1, 2001 through January 31, 2002 was -1.78%. This compares to a -8.07% rate of return for the Dow Jones World-Global Index (DJWG) and a -6.01% return for the S&P 500. Since inception of the Analysts Stock Fund (August 25, 1993), the average annual total return of the Analysts Stock Fund is 9.29% verses 5.20% for the DJWG and 13.34% for the S&P 500. As of 10/1/01 Equity Analysts Inc., the adviser to the Analysts Funds, hired O'Sullivan, Sims and Hogan (OSH) as the sub-adviser to the Analysts Funds. OSH will manage the portfolios under the supervision of Equity Analysts Inc. OSH's style of portfolio management, while similar to the Equity Analysts Inc.'s style, employs more large capitalization U.S. stocks, and consequently the indexes of comparison will change. Instead of the Dow Jones World-Global Index, the S&P 500 will be used. The S&P 500 more closely resembles the style of OSH and therefore will be a better benchmark.

The current sector allocation for the Stock Fund is toward areas that will benefit from a cyclical economic recovery. Increased emphasis will be placed on sectors such as financials, capital goods and materials. The stock fund will also favor health care and information technology as growth companies begin to regain momentum. Conversely, consumer staples, energy and utilities will be less than market weighted as the cycle has probably past for the many of the companies in these more defensive sectors.

ANALYSTS FIXED INCOME FUND
--------------------------

The total return of the Fixed Income Fund for the period August 1, 2001 through January 31, 2002 was 2.92%. This compares to a 3.35% rate of return for the Lehman Intermediate T-Bond Index (LITB) over the same period. Since inception of the Analysts Fixed Income Fund (August 25, 1993), the average annual return of the Analysts Fixed Income Fund was 4.43% verses 6.13% for the Lehman Intermediate T-Bond Index.

The Fixed Income Fund is also being managed with assumption that an economic recovery is occurring now. The Federal Reserve is expected to begin raising short-term interest rates as soon as this summer. Under this environment yields tend to rise and consequently bonds tend to fall in price. Investments in stepped coupon Agency notes have been made in order to keep income rising and reduce the impact of increased rates upon share value.


ANALYSTS AGGRESSIVE STOCK FUND
------------------------------

The total return of the Aggressive Stock Fund (formerly the internet.fund) from August 1, 2001 through January 31, 2002 was -7.59%. This compares to a -12.46% rate of return for the Dow Jones Internet Composite Index (DJIC) and -6.01% for the S&P 500 for the same period. Since inception of the Analysts internet.fund (May 4, 1999), the average annual return of the Analysts internet.fund was -4.65% verses -41.10% for the DJIC Index and -4.63% for the S&P 500. As of 10/1/01 Equity Analysts Inc., the adviser to the Analysts Funds, hired O'Sullivan, Sims and Hogan (OSH) as the sub-adviser to the Analysts Funds. OSH will manage the portfolios under the supervision of Equity Analysts Inc. At the same time the name and investment strategies and investment objectives of the internet.fund were changed from investments in Internet stocks to investments in stocks primarily in the U.S. and of any capitalization and industry. Therefore it is appropriate to change the benchmark from the Dow Jones Internet Composite Index to the S&P 500. The S&P 500 is a broader index of stocks than the Dow Jones Internet Composite and will be a more appropriate benchmark.

The Aggressive Fund attempts to find growth companies that are temporarily out of favor. It also will make more aggressive sector moves than the Stock Fund. The fund currently has about 30% of its assets invested in the cyclically depressed information technology sector. Selected communications stocks are attractively priced and will be an emphasis as well as certain energy, investment brokerage and oilfield service companies. This fund has a somewhat unique investment style and is managed such that few companies overlap with selections in the stock fund. Investments in this fund may be more volatile and should not be considered a complete investment program.

Russell Sims
Portfolio Manager

David Manzler
President

January 31, 2002


ANALYSTS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2002
(Unaudited)



                                               STOCK         FIXED INCOME   AGGRESSIVE GROWTH
                                               FUND             FUND            FUND
                                               ----             ----            ----
ASSETS

Investment securities, at value              $ 8,614,484    $ 4,750,035    $ 1,677,560
Dividends and interest receivable                  6,852         38,031            421
Receivable for investment security sold               98
Cash                                               1,204            206            665
                                             -----------    -----------    -----------
Total Assets                                   8,622,540      4,788,370      1,678,646


LIABILITIES

Payable for investment security purchased
Management fee payable                            14,985          6,209          3,682
                                             -----------    -----------    -----------
Total Liabilities                                 14,985          6,209          3,682
                                             -----------    -----------    -----------
NET ASSETS                                   $ 8,607,555    $ 4,782,161    $ 1,674,964
                                             ===========    ===========    ===========

Net assets consist of:

Capital shares                               $ 8,049,260    $ 4,953,656    $ 2,267,293
Accumulated undistributed net investment
   income (loss)                                 (69,033)        16,063        (64,673)
Accumulated net realized gains (losses)
   from securities transactions                 (511,743)      (132,709)      (510,442)
Net unrealized appreciation (depreciation)
   on investments                              1,139,071        (54,849)       (17,213)
                                             -----------    -----------    -----------

NET ASSETS                                   $ 8,607,555    $ 4,782,161    $ 1,674,965
                                             ===========    ===========    ===========

Net asset value, offering price, and
   redemption price per share                $     20.68    $     13.40    $      8.36
                                             ===========    ===========    ===========
Fund shares outstanding                          416,316        356,987        200,402
                                             ===========    ===========    ===========



                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 2001

COMMON STOCK:  96.5%

Large Capitalization U.S. Stocks:   87.2%

 SHARES                                                                VALUE
 ------                                                                -----

 2,200   Abbott Laboratories                                         $126,940
 5,000   Accenture LTD*                                               128,900
 3,500   Adobe Systems Inc                                            117,950
 5,000   Alcoa Inc.                                                   179,250
 4,100   American Express                                             146,985
 1,900   American Int'l Group                                         140,885
 1,900   Amgen Inc.*                                                  105,450
 2,600   Anadarko Petroleun Corp                                      127,738
 3,000   Anheuser-Busch Cos Inc.                                      141,810
 5,000   AOL Time Warner*                                             131,550
 2,500   Caterpillar Inc.                                             125,700
 2,800   Cintas Corp of Ohio                                          140,056
 8,250   Cisco Systems Inc.*                                          163,350
 3,000   Citigroup                                                    142,200
 2,700   Clear Channel Communications*                                124,308
 5,300   Dell Computer Corp*                                          145,697
10,500   E M C Corp.*                                                 172,200
 1,500   Fannie Mae                                                   121,425
 2,500   Fedex Corp.*                                                 133,875
 1,600   First Data Corp.                                             132,368
 1,500   Forrest Laboratories*                                        124,350
 2,950   General Electric                                             109,592
 2,400   Genzyme Corp.*                                               109,464
 2,500   Home Depot Inc.                                              125,225
 4,900   Intel Corp.                                                  171,696
 2,000   Johnson & Johnson                                            115,020
 4,500   JP Morgan Chase                                              153,225
 4,500   Koninklijke Philips                                          123,075
 7,800   Kroger Co.*                                                  160,680
 1,200   Marsh & McClennan Cos.                                       122,220
 3,000   Medimmune Inc.*                                              127,110
 2,000   Medtronic inc.                                                98,540
 4,000   Mellon Bank                                                  153,600
 2,000   Merck & Co.                                                  118,360
 3,000   Merrill Lynch                                                152,940


                 See accompanying notes to financial statements.







 2,650   Microsoft*                                                   168,832
 9,000   Office Depot Inc.*                                           148,050
10,200   Oracle Corp.*                                                176,052
 3,000   Pepsico Inc.                                                 150,270
 3,500   Pfizer Inc.                                                  145,845
 1,600   Procter & Gamble Co.                                         130,688
 2,100   S & P 500 SPDR                                               237,678
 2,300   Schlumberger Ltd.                                            129,697
 7,000   Southwest Airlines Co.                                       132,580
10,000   Sun Microsystems*                                            107,600
 4,800   Sungard Data Systems*                                        143,952
 4,000   Sysco Corp.                                                  118,480
 2,400   Tyco Int'l Ltd.                                               84,360
 2,200   United Technologies Corp.                                    151,206
 1,500   United Health Group                                          111,525
 3,000   Verizon Communications                                       139,050
 2,200   Wal Mart Stores Inc.                                         131,956
 6,500   Walt Disney Co.                                              136,890
 6,600   Williams Cos. Inc.                                           116,688
 3,100   Xilinx Inx.*                                                 134,385
                                                                     --------
         Total (Cost   $6,725,654)                                  7,509,518

Small/Medium Capitalization U.S. Stocks:  1.7%

 1,600    S&P 400 Midcap SPDR                                         148,400
                                                                  -----------
           Total (Cost:  $69,750)                                     148,400

* Non-dividend paying investment.


                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS STOCK FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 2002

Foreign Stocks:  7.6%

 SHARES                                                                VALUE
 ------                                                                -----

 7,500   Nokia Corp. ADR                                              175,875
 3,200   Royal Dutch                                                  159,904
 5,300   Vodafone Group PLC ADR                                       115,010
 4,000   WPP Group PLC ADR                                            199,600
                                                                     --------
         Total  (Cost: $373,382)                                      650,389


TOTAL COMMON STOCK (COST: $7,169,236)                               8,308,307

MONEY MARKET MUTUAL FUND:  3.5%

306,177 Firstar Stellar Treasury Fund (Cost: $306,177)                306,177
                                                                  -----------

TOTAL INVESTMENT SECURITIES AT VALUE (COST: $8,614,484) 100.0%      8,614,484
ALL OTHER ASSETS LESS LIABILITIES 0.0%                                 (6,929)
                                                                   -----------
NET ASSETS 100%                                                    $8,607,555


* Non-dividend paying investment.




                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 2002
(Unaudited)
COMMON STOCK:  29.3%

Real Estate Investment Trusts:  7.6%

SHARES                                                                 VALUE
------                                                                 -----
 1,400   Carramerica Realty Corporation                              $ 41,188
 3,580   Commercial Net Lease Realty Inc.                              47,471
 3,200   First Industrial Realty Trust Inc.                            97,984
    47   Five Star Quality Care Inc.                                      364
 1,599   Health Care Properties Investors Inc.                         60,714
 1,500   Hospitality Properties Trust                                  44,850
 2,350   HRPT Properties Trust                                         20,774
   235   Senior Housing Properties Trust                                3,325
 1,650   Simon Property Group Inc.                                     49,979
                                                                   ----------
           Total (Cost:  $330,655)                                    366,649

Closed End Mutual Funds:  18%

11,700   Duff & Phelps Utilities and Corporate Bond Trust             160,875
 4,900   Hatteras Income Securities Inc.                               69,580
 9,000   Pioneer Interest Shares                                      104,490
19,800   Putnam Premier Income Trust                                  125,136
   454   RCM Strategic Global Gov't Fund                                4,949
 6,294   Scudder Global High Income Fund Inc.                          36,694
 9,200   Templeton Emerging Markets Income                            104,880
20,000   Templeton Global Government Income Trust                     121,400
20,000   Templeton Global Income Fund Inc.                            130,400
                                                                   ----------
         Total (Cost:  $1,019,266)                                    858,404
                                                                   ----------
TOTAL COMMON STOCK (COST:  $1,444,457)                              1,225,053


                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 2002

Preferred Stocks:  3.7%

 SHARES                                                                VALUE
 ------                                                                -----

 2,000    Consolidated Edison PFD                                      50,480
 2,000    US Bancorp Capital IV                                        49,700
 3,000    Vornado Realty Trust                                         76,890
                                                                  ------------
TOTAL PREFERRED STOCK (COST:  $174,813)                               177,070

CORPORATE BONDS:  36.7%

   FACE
   ----
  5,000  Bankamerica Corporation 8.375%, 3/15/02                        5,034
100,000  Associates Corporation 6.375%, 7/15/02                       101,760
100,000  Sony Corporation 6.125%, 3/4/03                              103,030
100,000  Kentucky Power Company 6.65% 5/01/03                         100,460
 10,000  General Motors Corporation 8.875%, 5/15/03                    10,544
 10,000  Consolidated National Gas Company 5.75%, 8/01/03              10,244
 50,000  New York Telephone Company 5.625%, 11/01/03                   51,385
 50,000  American Telephone & Telegraph Company 6.75%, 4/1/04          51,810
 50,000  Nationsbank Corporation 7.75%, 8/15/04                        54,190
100,000  Federal Home Loan Bank 3.625%, 11/26/04                       98,970
100,000  Salomon Smith Barney 6.25%, 1/15/05                          104,230
 50,000  Pacific Bell Telephone Company 6.25%, 3/1/05                  52,185
 50,000  U.S. West Communications Inc. 6.125%, 11/15/05                48,400
100,000  Federal National Mortgage Assoc. 5.0%, 12/05/06              100,080
150,000  Loews Corporation 6.75%, 12/15/06                            152,445
100,000  Federal Home Loan Bank Step Up 4.50%, 12/28/06                99,830
100,000  Household Bank CD 7.20%, 4/12/07                             109,060
100,000  Federal Home Loan Bank 4.75%, 7/30/07                         99,460
100,000  Entergy Mississippi Corporation 6.45%, 4/1/08                100,790
100,000  GE Capital Corporation 8.65%, 5/15/09                        117,470
100,000  Union Planters Corp. 7.75%, 03/01/11                         106,500
 10,000  Caterpillar Inc. 9.375%, 8/15/11                              12,321
 50,000  Aetna Services, Inc. 6.75%, 9/15/13                           50,875
 10,000  International Business Machines Corp. 8.375%, 11/1/19         11,855
                                                                 ------------
TOTAL CORPORATE BONDS (COST:  $1,705,566)                           1,752,928






                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 2002

U.S. GOVERNMENT OBLIGATIONS:  2.3%

    FACE                                                               VALUE

100,000  United States Treasury Notes 6.5%, 10/15/06                  108,590
                                                                     -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST:  $99,859)                    108,590

MORTGAGE BACKED OBLIGATIONS:  5.6%

   810   Paine Webber CMO Trust Series 1988-I, 8.6%, 4/1/18               862
 4,399   FNMA REMIC Series 93-160L, 6.5%, 7/25/22                       4,434
 6,944   FNMA REMIC 1992 Trust G53 Class J, 7.0%, 9/25/22               7,061
12,000   FNMA 1993 Trust 122 Class L, 6.5%, 1/25/23                    12,215
20,000   FNMA REMIC 1993 Trust G 10 Class J, 5.0%, 3/25/23             19,116
19,979   FHLMC REMIC 1993 Trust 1602 Class BB, 6.1%, 4/15/23           17,687
19,038   FHLMC REMIC 1993 Trust 1497 Class Q, 7.0%, 4/15/23            19,534
12,000   FNMA REMIC 1993 Trust 50 Class L, 7.0%, 5/25/23               12,360
 4,000   FHLMC REMIC 1993 Trust G13 Class D, 6.75%, 6/25/23             4,110
55,776   First Plus Home Loan Owner Trust 1998-3, 7.42%,5/10/24        56,072
95,404   Empire Federal Home Loan Owner Trust 1998-2 9.03%, 6/25/24    83,698
30,000   Green Tree Financial Corp TST 1997-A, 7.87%, 3/15/28          31,599
                                                                    ---------
TOTAL MORTGAGE BACKED OBLIGATIONS (COST:  $257,077)                   268,748

MONEY MARKET MUTUAL FUND:  25.4%

1,217,647  Firstar Stellar Treasury Fund (Cost $1,217,647)          1,217,647

TOTAL INVESTMENT SECURITIES AT VALUE (COST:  $4,804,883) 99.3%      4,750,035
ALL OTHER ASSETS LESS LIABILITIES 0.7%                                 32,126
                                                                  ------------
NET ASSETS 100%                                                   $ 4,782,161
                                                                  ===========





                 See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
ANALYSTS AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 2002
(Unaudited)
COMMON STOCK:  81.2%

Large Capitalization U.S. Stocks:  60.9%

SHARES                                                                VALUE
------                                                                -----
   900   Albertsons Inc.                                             $ 25,875
 1,400   AOL Time Warner*                                              36,834
   800   Applied Materials*                                            34,920
 2,100   Archer Daniels Midland                                        29,274
 1,500   AT&T                                                          26,550
 1,600   BEA Systems*                                                  29,008
   800   Biogen Inc.*                                                  43,376
   800   Biovail Corp*.                                                37,584
 2,500   Cendant*                                                      43,700
 2,000   Charles Schwab                                                28,740
 1,900   Ciena Corp.*                                                  24,130
 1,560   Citrix Systems*                                               26,879
 1,500   Dell Computer Corp.*                                          41,235
 1,300   Gemstar TV Guide Intl.*                                       23,660
 2,000   Halliburton Co.                                               27,500
   300   IBM                                                           32,367
 2,200   JDS Uniphase Corp.*                                           15,400
 1,100   JP Morgan Chase                                               37,455
 3,500   Lucent Technologies*                                          22,820
   800   Morgan Stanley Dean Witter                                    44,000
 1,650   Motorola Inc.                                                 21,962
 2,201   Oracle Corporation *                                          37,989
 2,200   Solectron Corp.*                                              25,784
 2,000   Staples Inc.*                                                 36,440
 2,000   Starbucks Corp.*                                              47,540
 2,400   Sun Microsystems Inc. *                                       25,824
 1,800   US Bancorp                                                    37,476
 1,620   Walt Disney Co.                                               34,117
   900   Waste Management Inc.                                         25,938
 3,000   Worldcom*                                                     30,150
   700   Xilinx Inc.*                                                  30,345
 2,000   Yahoo Inc.*                                                   34,480
                                                                   ----------
         Total (Cost:  $1,089,279)                                  1,019,352


                 See accompanying notes to financial statements.




Small/Medium Capitalization U.S. Stocks:  16.9%

 1,000   Barnes & Noble Inc. *                                         34,810
 1,200   Delta Airlines Inc.                                           37,920
   500   Hillenbrand Inds.                                             28,645
   900   Noble Drilling Co.*                                           28,773
 1,100   RH Donnelly Corp*                                             30,481
 1,300   Sherwin Williams Co.                                          36,036
 1,000   Silicon Valley*                                               23,020
   600   Teva Pharmaceuticals Ind.                                     37,200
 1,800   Visx Inc.*                                                    26,172
                                                                 ------------
         Total (Cost:  $230,600)                                      283,057

* Non-dividend paying investment.



ANALYSTS INVESTMENT TRUST
ANALYSTS AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
JANUARY 31, 2002

Foreign Stocks:  3.4%

 SHARES                                                              VALUE
 ------                                                              -----

 1,200   Allied Irish Bank ADR                                       $ 27,480
 1,700   Smartforce PLC ADR*                                           29,682
                                                                 ------------
         Total (Cost:  $56,905)                                        57,162
                                                                 ------------
TOTAL COMMON STOCK (COST:  $1,376,784)                              1,359,571

MONEY MARKET MUTUAL FUND:  18.8%

317,989   Firstar Stellar Treasury Fund (Cost $317,989)               317,989
                                                                  -----------

TOTAL INVESTMENT SECURITIES AT VALUE (COST:  $1,376,784) 100%       1,677,560
ALL OTHER ASSETS LESS LIABILITIES 0.0%                                 (2,595)
                                                                  ------------
NET ASSETS 100%                                                   $ 1,674,965
                                                                  ===========


*Non-dividend paying investment.








                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 2002
(UNAUDITED)


                                                        FIXED INCOME   AGGRESSIVE
                                            STOCK FUND     FUND        GROWTH FUND
                                            ----------     ----        -----------
INVESTMENT INCOME:
Dividends                                   $  55,554    $  81,915    $   5,408
Interest                                                    61,054
                                               -------   ---------    ---------
Total Investment Income                        55,554      142,969        5,408

EXPENSES:

Management Fee                                 83,140       36,585       20,636
                                            ---------    ---------    ---------
NET INVESTMENT INCOME (LOSS)                  (27,586)     106,384      (15,228)

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS:

Net realized gains (losses) from security
   Transactions                              (440,369)     (22,487)    (490,680)
Net change in net unrealized appreciation
   (depreciation) on investments              333,573       54,293      379,663
                                            ---------    ---------    ---------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS                   (106,796)      31,806     (111,017)
                                            ---------    ---------    ---------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $(134,382)   $ 138,190    $(126,245)
                                            =========    =========    =========




                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JANUARY 31, 2002 (UNAUDITED) AND
YEAR ENDED JULY 31, 2001


                                                        STOCK FUND             FIXED INCOME FUND      AGGRESSIVE STOCK FUND
                                                        ----------             -----------------      ---------------------
FROM OPERATIONS:                                   2002            2001         2002       2001        2002          2001
                                                   ----            ----         ----       ----        ----          ----

Net investment income (loss)                    $ (27,586)   $    10,263    $ 106,384    $238,757   $ (15,228)   $ (26,750)
Net realized gains (losses) from
  security transactions                          (440,369)       (71,374)     (22,487)      1,838    (490,680)       3,759
Net change in net unrealized
  appreciation  (depreciation) on investments     333,573     (1,247,912)      54,293     212,256     379,663     (527,367)
                                                ---------    -----------    ---------    --------   ---------    ---------

Increase (decrease) in net assets from
   operations                                   (134,382))    (1,309,023)     138,190     452,851    (126,245)    (550,358)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                                   (107,268)    240,019        -             -
From capital gains                                                           (588,390)
                                                ---------    -----------    ---------    --------   ---------    ---------
                                                                                                                   .

Decrease in net assets from distributions
    to shareholders                                             (588,390)    (107,268)     240,019        -            -

FROM FUND SHARE TRANSACTIONS:

Proceeds from shares sold                       1,115,889      1,881,027      449,457    1,075,347    399,801      419,474
Net asset value of shares issued from
   reinvestment of distributions to
   shareholders                                      --          588,390       97,412     215,726        --           --
Payment for shares redeemed                      (709,581)   (1,871,916))    (558,335)   (637,348)   (132,511)    (453,920)
                                                ---------    -----------    ---------    --------   ---------    ---------

Increase (decrease) from fund share
   Transactions                                   406,308        597,501      (11,466)    653,725     267,290      (34,446)
                                                ---------    -----------    ---------    --------   ---------    ---------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS                                   271,926     (1,299,912       19,456     866,557     141,045     (584,804)

NET ASSETS:

Beginning of period                             8,335,629      9,635,541    4,762,705    3,896,148  1,533,920    2,118,724
                                                ---------    -----------    ---------    --------   ---------    ---------
End of period                                   $8,607,555   $ 8,335,629    $4,782,161   $4,762,705 $1,674,965   $1,533,920
                                                =========    ===========    =========    ========   =========    =========

Accumulated undistributed net
   investment income                            $ (69,033)   $   (41,447)   $  16,063    $ 16,947   $ (64,673)   $ (49,445)
                                                =========    ===========    =========    ========   =========    =========



                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS - STOCK FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED JULY 31, 2001, 2000, 1999,
1998, AND 1997 AND FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (Unaudited)

                                                                  2002        2001      2000         1999         1998       1997
                                                                  ----        ----      ----         ----         ----       ----
Net asset value, beginning of period                             21.05       26.15     $28.41       $24.99       $24.18     $18.28
Income from investment operations:
   Net investment income                                         (0.07)       0.03      (0.05)        0.02         0.09       0.32
   Net realized and unrealized gains on securities               (0.30)      (3.60)      2.35         3.56         0.93       6.06
                                                             ----------     ------      --------     ------       ------     ------
Total from investment income                                     (0.37)      (3.57)      2.30         3.58         1.02       6.38

Less distributions:
    Dividends from net investment income                            --        0.00       0.00        (0.16)       (0.06)     (0.35)
    Dividends from capital gains                                      .      (1.53)     (4.56)          .         (0.15)     (0.13)
                                                             ----------     ------      --------     ------       ------     ------

Total distributions                                               0.00       (1.53)     (4.56)       (0.16)       (0.21)     (0.48)
                                                             ----------     ------      --------     ------       ------     ------

Net asset value, end of period                                  $20.68      $21.05     $26.15       $28.41       $24.99     $24.18
                                                              =========     ======      ========    ========     ========   =======

Total return                                                      2.92%     (13.51)%    14.21%       14.36%        4.25%     35.47%
                                                              =========     ======      ========    ========     ========   =======

Ratios/Supplemental Data:
  Net assets, end of period (thousands)                          $8,608     $8,336      $9,636      $8,971       $8,182     $3,642
  Ratio of expenses to average net assets                         2.00%      2.00%       2.00%       2.00%        2.00%       2.00%
  Ratio of net investment income to average net assets            0.33%      0.12%      (0.19)%      0.08%        0.37%       1.54%
  Portfolio turnover rate                                        75.24%     15.43%       0.00%      89.30%        5.47%       5.11%


ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS - FIXED INCOME FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED JULY 31, 2001,2000, 1999,
1998, AND 1997 AND FOR THE SIX MONTHS ENDED JANUARY 31, 2002 (Unaudited)
                                                                2002          2001      2000         1999       1998         1997
                                                                ----          ----      ----         ----       ----         ----

Net asset value, beginning of period                            $13.21      $12.67     $13.24      $14.27       $14.43      $13.62
Income from investment operations:
   Net investment income                                          0.29        0.39       0.78        0.78         0.80        0.79
   Net realized and unrealized gains on securities                0.20        0.54      (0.51)      (1.03)       (0.18)       0.78
                                                             ----------     ------      --------     ------       ------     ------
Total from investment income                                      0.49        0.93       0.27       (0.25)        0.62        1.57

Less distributions:
    Dividends from net investment income                         (0.30)      (0.39)     (0.79)      (0.78)       (0.78)      (0.76)
    Dividends from capital gains                                     .                  (0.05)            .             .        .
                                                             ----------     ------      --------     ------       ------     ------
                                                                                  .

Total distributions                                             (0.30)       (0.39)     (0.84)      (0.78)       (0.78)      (0.76)
                                                             ----------     ------      --------     ------       ------     ------

Net asset value, end of period                                  $13.40      $13.21      $12.67     $13.24       $14.27      $14.43
                                                              =========     ======      ========    ========     ========   =======

Total return                                                    -1.78%        7.47%       2.32%     (1.77)%       4.30%      12.05%
                                                              =========     ======      ========    ========     ========   =======

Ratios/Supplemental Data:
  Net assets, end of period (thousands)                         4,782        4,320       $3,896        $3,867    $4,672     $4,025
  Ratio of expenses to average net assets                        1.50%        1.50%       1.50%         1.50%     1.50%       1.50%
  Ratio of net investment income to average net assets           2.20%        3.01%       6.24%         5.57%     5.50%       5.63%
  Portfolio turnover rate                                        11.2%        0.00%      11.30%         9.70%     9.91%       0.97%








                See accompanying notes to financial statements.


ANALYSTS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS - AGGRESSIVE GROWTH FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED JULY 31, 2001, 2000, THE
PERIOD FROM INCEPTION (MAY 4, 1999) THROUGH JULY 31, 1999, AND FOR THE SIX
MONTHS ENDED JANUARY 31, 2002 (Unaudited)

                                                                2002          2001           2000       1999
                                                                ----          ----           ----       ----

Net asset value, beginning of period                     $      10.74         12.32  $       9.86  $     9.52
Income from investment operations:
   Net investment income                                        (0.09)        (0.08)        (0.17)      (0.04)
   Net realized and unrealized gains on securities              (2.29)        (1.50)         2.63        0.38
                                                         ------------     ----------     ---------     -------

Total from investment income                                    (2.38)        (1.58)         2.46        0.34
                                                         ------------     ----------     ---------     -------

Net asset value, end of period                           $       8.36         10.74  $      12.32  $     9.86
                                                         ============     =========      =========     =======

Total return                                                    (7.59)%      (12.85)%       24.99%      14.77%*
                                                         ============     =========      =========     =======

Ratios/Supplemental Data:
  Net assets, end of period (thousands)                  $    1,675      $   1,734     $   2,119     $   752
  Ratio of expenses to average net assets                     2.75%1         3.00%          3.00%       3.00%
  Ratio of net investment income to average net assets         (1.05)%       (0.69)%       (1.32)%     (1.68)%
  Portfolio turnover rate                                      64.16%         5.99%         1.36%       0.00%


*Annualized

ANALYSTS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

1.      SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

        Analysts Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open end management investment company. The Trust was established as an Ohio Business Trust under a Declaration of Trust dated May 28, 1993. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Analysts Stock Fund (Stock Fund), Analysts Fixed Income Fund (Fixed Income Fund), and the Analysts internet.fund (internet.fund) (The Funds). The Stock Fund's investment objective is to provide long term capital appreciation. The Fixed Income Fund's investment objective is to provide a high level of income over the long term consistent with preservation of capital. The internet.fund's objective is to provide long term growth through capital appreciation. The following is a summary of the significant accounting policies of the Trust:

        SECURITIES VALUATION - Equity securities, options and commodities listed on exchanges or on the NASDAQ are valued at the last sale price as of the close of business on the day the securities are being valued. Lacking a last sale price, a security is generally valued at its last bid price, except when, in Equity Analysts Inc.'s (The Advisor) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their bid price. Fixed income securities may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Effective June, 2000, corporate bonds and mortgage backed obligations are valued using the Advisor's proprietary bond pricing model, which has been approved by the Board of Trustees. When market quotations or pricing service prices or prices from the Advisor's bond pricing model are not readily available, when the Advisor determines a proposed price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Repurchase agreements are valued at cost, which approximates fair value. It is the policy of the Funds that their custodian take possession of the underlying collateral securities. Collateral is marked to market daily to ensure that the fair value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or another default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including the bank that serves as custodian for the Funds.

        OPTIONS ACCOUNTING PRINCIPLES - When a put or call option is written, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written at which time an unrealized gain or loss is recognized. The current fair value of a traded option contract is the last sale price or, in the absence of a last sale price, the mean between the last bid and ask price, or in the absence of either of these two prices, fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. When a written option contract expires or is terminated (closing purchase transaction), a realized gain (or realized loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) is recorded without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised by the holder, a gain or loss from the underlying security is realized and the proceeds from such a sale are increased by the premium originally received. When a put or call option is written, the Funds must maintain a margin account with its custodian or the broker with a maintenance margin determined on a daily basis as the value of the underlying investment fluctuates.

        SHARE VALUATION - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.

        INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders arising from net investment income are declared and it is the intention that such distributions be paid quarterly. Net realized capital gains, if any, are distributed to shareholders at least once per year.

        SECURITY TRANSACTIONS - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Advisor to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. The Advisor believes that the estimates utilized in preparing these financial statements are reasonable and prudent. Actual results could differ from these estimates.

        FEDERAL INCOME TAXES - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made. In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986 as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.

2.      INVESTMENT TRANSACTIONS

        Investment transactions in the Stock Fund, Fixed Income Fund and Aggressive Growth Fund for the six months ended January 31, 2002 are as follows:
                                                          FIXED      AGGRESSIVE
                                           STOCK FUND   INCOME FUND  GROWTH FUND
                                           ----------   -----------  -----------

        Purchase of investment securities   $6,652,393  $563,387     $1,052,870
        Proceeds from sales and maturities
              of investment securities       5,618,051   377,571        731,073


        There were no sales of U.S. Government Securities by any of the funds during this period. There were no purchases of U.S. Government Securities by any of the funds during the year.

3.      TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

        The President and Treasurer, and the Vice President and Secretary of the Trust are shareholders and employees of Equity Analysts, Inc., registered investment advisor to the Trust. In addition, each of these individuals is a shareholder of the Funds. Each Fund's investments are managed by the Advisor under the terms of Management Agreements.

        Under the Management Agreements, the Advisor pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and the Advisor's agreement to pay the above Fund expenses, each Fund pays the Advisor a fee, computed and accrued daily, based upon the following rates:



                                                                  FIXED              AGGRESSIVE
             AVERAGE DAILY ASSETS               STOCK FUND      INCOME FUND          GROWTH FUND
             --------------------               ----------      -----------          -----------

        Up to and including $20 million          2.00%            1.50%              2.75%
        From $20 million to $40 million          1.75%            1.25%              2.75%
        From $40 million to $100 million         1.50%            1.00%              2.50%
        Above $100 million                        .75%             .75%              2.25%

4.      FUND SHARE TRANSACTIONS

Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the following share transactions:

                                                         FIXED      AGGRESSIVE
                                           STOCK FUND  INCOME FUND  GROWTH FUND
                                           ----------  -----------  -----------
Shares sold                                  54,800      37,324      47,003
Shares issued from reinvestment
  of distributions                            --          3,566        --
Shares redeemed                             (34,473)    (41,765)    (16,194)
                                           --------    --------    --------
Net increase                                 20,327        (875)     30,809
Shares at beginning of period               395,989     357,862     169,593
                                           --------    --------    --------
Shares at end of period                     416,316     356,987     200,402
                                           ========    ========    ========

5.      SECURITY TRANSACTIONS

        For Federal income tax purposes, the cost of investments owned at January 31, 2002 was the same as identified cost. At January 31, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) by Fund was as follows:


                                               GROSS             GROSS           NET APPRECIATION
                                           APPRECIATION      DEPRECIATION         (DEPRECIATION)
                                           ------------      ------------         --------------
           Stock Fund                       $ 1,407,857         $ (268,786)         $ 1,139,071
           Fixed Income Fund                    143,923           (198,772)             (54,849)
           Aggresssive Growth Fund              166,517           (183,731)             (17,214)


TRUSTEES AND OFFICERS


David Lee Manzler Jr.
President, Treasurer & Trustee

Boubacar Diallo
Secretary

Walter E. Bowles, III
Trustee

Robert W. Buechner
Trustee

James Todd
Trustee

Chetan Demania
Trustee


--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Equity Analysts Inc.
7750 Montgomery Road
Cincinnati, OH 45236
513-792-5400
513-984-2411 (Fax)

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

GENERAL COUNSEL
Brown, Cummins & Brown Co., L.P.A.
441 Vine Street
3500 Carew Tower
Cincinnati, OH  45202

AUDITORS
Berge & Company LTD
20 West 9th Street
Cincinnati, OH 45202